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                                                                     Exhibit 10

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 33 to the Registration Statement on Form N-4 of our report dated April 27, 2007 relating to the consolidated financial statements of The Variable Annuity Life Insurance Company, and our report dated April 6, 2007 relating to the financial statements and financial highlights of The Variable Annuity Life Insurance Company Separate Account A which appear in such Registration Statement. We also consent to the use of our report dated
April 26, 2007 relating to the statutory basis financial statements of American Home Life Assurance Company for the year ended December 31, 2006, which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/
PRICEWATERHOUSECOOPERS LLP
Houston, Texas

April 30, 2007